                                                                   EXHIBIT 99.6


DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER: 01-10963 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davision
------------------------------
Nicholas J. Davision
Senior Vice President, Finance

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.             CASE NUMBER: 01-10963 (EIK)



                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January 2002 Monthly Operating Report

                Summary Of Bank, Investment & Petty Cash Accounts  Attachment 1
Summary                 Great River Cruise Line, L.L.C.
Great River                 Case No: 01-10963 (EIK)                   UNAUDITED
Cruise Line, LLC         For Month Of January. 2002


                                    Balances
                           ------------------------------       Receipts &            Bank
                             Opening            Closing         Disbursements       Statements          Account
Account                    As Of 1101102    As Of 1131102       Included              Included          Reconciled
-------                    -------------    -------------       --------------     -------------        ----------
Delta Queen Steamer          41,640.43        29,501.37            Yes             No - Not             Yes
Hibernia                                                                           Concentration
Account # - 812-395-270                                                                                 Account

Delta Queen                  52,167.40             0.00            Yes             Not A Bank           Yes
Petty Cash                                                                         Account

                            Receipts & Disbursements             Attachment 2-1
                         Great River Cruise Line. L.L.C.
R&D -                         Case No: 01-10963 (EIK)                 UNAUDITED
Hibemia -                           Hibernia
DQ Steamer                    Delta Queen Steamer
                            Account # - 812-395-270
                          1 January 02 - 31 January 02


Opening Balance - 1 Jan 02
                                41,640.43
Receipts
                                70,000.00             From The Delta Queen Steam Boat Co. -
                                                        Hibernia - DQSC Master Cash - Account (812-395-335)
                              -----------
                                70,000.00             Total Receipts

Disbursements
                                (5,227.07)            Consulting
                                (1,644.29)            DQ Dockage Fees
                               (12,146.87)            DQ Food & Beverage
                                (4,417.52)            DQ Non-Food & Beverage Materials
                                (7,666.39)            DQ Services
                                  (381.26)            Employee Pre-Petition Check Replacement
                                (6,623.50)            DQ Shore Excursion
                                (3,906.60)            Temporary Help
                                (9,731.95)            Non-DQ Vessel Expense
                                  (145.18)            New Orleans Office
                                  (248.43)            Misc
                               (30,000.00)            To AMCV Cruise Operations - New Orleans Office
                                                        Petty Cash
                              -----------
                               (82,139.06)            Total Disbursements

Closing Balance - 31 Jan 02
                              29,501.37

                             Receipts & Disbursements            Attachment 2-2
                        Great River Cruise Line. L.L,C.
R&D -                       Case No: 01-10963 (EIK)                   UNAUDITED
DQ Petty Cash                     Delta Queen
                                  Petty Cash
                                Account # - NA
                          1 January 02 - 31 January 02


Opening Balance - 1 Jan 02

                                    52,167.40

Receipts

                                    12,689.54            Onboard Receipts

                                   ----------
                                    12,689.54            Total Receipts
Disbursements
                                   (12,088.69)           To AMCV Cruise Ops - New Orleans Office
                                                           Petty Cash
                                   (42,202.48)           To AMCV Cruise Ops - First Union -
                                                         Master Cash - Account (2090002602362)
                                   (10,565.77)             Operations

                                   ----------
                                   (64,856.94)           Total Disbursements

Closing Balance - 31 Jan 02
                                         0.00

                  Concentration & Investment Account Statements    Attachment 3
Summary                 Great River Cruise Line. L.L.C.
Great River                 Case No: 01-10963 (EIK)
Cruise Line, LLC          For Month Of January, 2002
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4                Page: 1
                             Current Period: JAN-02

currency USD
  Company=22 (DELTA QUEEN)


                                             PTD-Actual
                                              JAN-02
                                            -----------

Revenge
  Gross Revenue                              138,914.91
  Allowances                                     (87.42)
                                            -----------
  Net- Revenue                               138,827.49
Operating Expenses
  Air                                            398.29
  Hotel                                            0.00
  Commissions                                 11,062.94
  Onboard Expenses                            80,281.45
  Passenger Expenses                         200,059.47
  Vessel Expenses                             72,389.22
  Layup/Drydock Expense                      209,499.00
  Vessel Insurance                            14,351.63
                                            -----------
  Total Operating Expenses                   588,042.00
                                            -----------
  Gross Profit                              (449,214.51)
SG&A Expenses
  General and Admin Expenses                   2,380.63
   Sales & Marketing                               0.00
   Pre-Opening Costs                               0.00
                                            -----------
  Total SG&A Expenses                          2,380.63
                                            -----------
  EBITDA                                    (451,595.14)
  Depreciation                               126,165.24
                                            -----------
  Operating Income                          (577,760.38)
  Other Expense/(Income)
  Interest Income                                  0.00
  Interest Expense                                 0.00
  Equity in Earnings for Sub                       0.00
  Reorganization expenses                          0.00
                                            -----------
  Total Other Expense/(Income)                     0.00
                                            -----------
  Net Pretax Income/(Loss)                  (577,760.38)
                                            -----------
  Income Tax Expense                               0.00
                                            -----------
  Net Income/(Loss)                         (577,760.38)
                                            -----------

                             AMCV US Sh1, OF BOOKS
                           BALANCE SHEET - ATTACHMENT 5                 Page: 1
                             Current Period: JAN-02


currency USD
Company=22 (DELTA QUEEN)


                                                     YTD-Actual                YTD-Actual
                                                       JAN-02                    OCT-01
                                                   --------------             -------------

ASSETS
       Cash and Equivalent                              17,096.41                 64,522.98
       Restricted Cash                                       0.00                      0.00
       Marketable Securities                                 0.00                      0.00
       Accounts Receivable                             201,120.46                 33,451.42
       Inventories                                     171,291.00                270,331.59

       Prepaid Expenses
                                                             0.00                 37,922.40
       Other Current Assets                                  0.00                 14,555.00
                                                   --------------             -------------
              Total Current Assets                     389,507.87                420,783.39
       Fixed Assets                                 27,296,694.44             27,296,694.44
       Accumulated Depreciation                    (15,443,895.69)           (15,065,339.51)
                                                   --------------             -------------
              Net Fixed Assets                      11,852,798.75             12,231,354.93
       Net Goodwill                                          0.00                      0.00
       Intercompany Due To/From                    (10,561,095.10)            (9,202,583.95)
       Net Deferred Financing Fees                           0.00                      0.00
       Net Investment in Subsidiaries                        0.00                      0.00
       Other Non Current Assets                              0.00                      0.00
                                                   --------------             -------------
              Total Other Assets                   (10,561,095.10)             9,202,583.95)
                                                   --------------             -------------
              Total Assets                           1,681,211.52              3,449,554.37
                                                   --------------             -------------

                               AMCV US Szr OF BOOKS
                           BALANCE SHEET - ATTACHMENT 5                 Page: 2
                             Current Period: JAN-02


currency USD
Company=22 (DELTA QUEEN)


                                                      YTD-Actual                YTD-Actual
                                                        JAN-02                    OCT-01
                                                     ------------              ------------

LIABILITIES
       Accounts Payable                                    989.27                  5,758.93
       Accrued Liabilities                             901,146.53                715,443.75
       Deposits                                        201,083.60              2,045,629.83
                                                     ------------              ------------
             Total Current Liabilities               1,103,219.40              2,766,832.51
       Long Term Debt                                        0.00                      0.00
       Other Long Term Liabilities                           0.00                      0.00
                                                     ------------              ------------
             Total Liabilities                       1,103,219.40              2,766,832.51

OTHER
       Liabilities Subject to Compromise               540,730.95                490,370.44
                                                     ------------              ------------
              Total other                              540,730.95                490,370.44
OWNER'S EQUITY

       Common Stock                                          0.00                      0.00
       Add'1 Paid In Capital                         3,701,000.00              3,701,000.00
       Current Net Income (Loss)                      (577,760.38)            (2,206,220.03)
       Retained Earnings                            (3,085,978.45)            (1,302,428.55)
                                                     ------------              ------------
              Total Owner's Equity                      37,261.17                192,351.42
                                                     ------------              ------------
              Total Liabilities & Equity             1,681,211.52              3,449,554.37
                                                     ------------              ------------

                        Great River Cruise Line, L.L.C.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002


                                                          BEGINNING                                             ENDING
AFFILIATE NAME                            CASE NUMBER      BALANCE            DEBITS         CREDITS            BALANCE
American Classic Voyages Co.                01-10954    (6,365,087.79)       53,546.92      342,923.03      (6,654,463.90)
AMCV Cruise Operations, Inc.                01-10967    (9,469,140.70)      194,025.20      169,948.83      (9,445,064.33)
The Delta Queen Steamboat Co.               01-10970     6,712,972.51       472,662.46      351,029.04       6,834,605.93
DQSB II, Inc.                               01-10974          (367.05)              --              --            (367.05)
Great AQ Steamboat, L.L.C                   01-10960       165,397.01               --              --         165,397.01
Great Pacific NW Cruise Line, L.L.C         01-10977         2,052.08               --              --           2,052.08
Great Ocean Cruise Line, L.L.C              01-10959       (55,591.64)              --              --         (55,591.64)
Cruise America Travel, Incorporated         01-10966    (1,393,616.44)      333,719.64      357,649.40      (1,417,546.20)
Delta Queen Coastal Voyages, L.L.C          01-10964        18,978.71               --              --          18,978.71
Cape Cod Light, L.L.C                       01-10962          (270.05)              --              --            (270.05)
Cape May Light, L.L.C                       01-10961        31,806.50         8,630.00        6,892.55          33,543.95
Project America, Inc.                       N/A            (11,144.65)              --              --         (11,144.65)
Oceanic Ship Co.                            N/A               (257.75)              --              --            (257.75)
Great Hawaiian Properties Corporation       01-10971       (41,555.00)              --              --         (41,555.00)
American Hawaiian Properties Corporation    01-10976         9,562.38               --              --           9,562.38
Cat 1I, Inc.                                01-10968         1,025.41               --              --           1,025.41
                                                       ------------------------------------------------------------------
                                                       (10,395,236.47)    1,062,584.22    1,228,442.85     (10,561,095.10)
                                                       ==================================================================

GREAT RIVER CRUISE LINE, L.L.C.CASE #:                           01-10963 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                         0-30 DAYS       31-60 DAYS     61-90 DAYS     91+ DAYS           TOTAL

Paymentech Credit Card Processor                 17263.57        41929.85       59065.48       7557.41          125816.31
American Express Credit Card Processor            1099.69         6742.52       11931.67       1459.64           21233.52
Discover Credit Card Processor                     523.59         5468.43        4368.86        900.97           11261.85
Diners Credit Card Processor                                                                    205.34             205.34
Travel Agents                                                     8993.11                     33610.33           42603.44
Total                                            18886.85        63133.91       75366.01      43733.69          201120.46

                                                                 ATTACHMENT # 7

                              DELTA QUEEN
                              AP - STEAMER CHECKS
                              22-000-221300-00000

                              JANUARY, 2002


O/S Checks

     12333 M. Richardson - Walmart                                    40
     12335 J Blasier - Capitol One                                    20
     12385 J Blasier - K. Hansen                                     150
     12399 Peoria Historical Society                                 120
     12402 Anthony May - Tracey Dodson                               200
     12405 Anthony May - Felicia Tanner                              300
     12408 Peoria Historical Society                                 160
                        TTL                                          990

DEBTOR: GREAT RIVER CRUISE LINE, L.L.C.             CASE NUMBER: 01-10963 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have now been performed internally for food and beverage. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

3. The Debtor continued to operating its primary asset, the Delta Queen, through January 4, 2002. The Debtor has not adjusted asset values pending the outcome of Chapter 11 proceedings. The Debtor has continued to record depreciation expense and recorded all post-petition accruals for its next scheduled lay-up in the current period.